CERTIFICATE OF INCORPORATION
                                       OF
                        DIOMED HOLDINGS (DELAWARE), INC.

         The undersigned, a natural person, for the purpose of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the provisions and subject to the requirements of the General Corporation Law of the State of Delaware, hereby certifies that:

FIRST. The name of the corporation (hereinafter the "Corporation") is Diomed Holdings (Delaware), Inc.

SECOND. The address of the registered office of the Corporation in the State of Delaware is 9 East Loockerman Street, Dover, Delaware 19901, county of Kent. The name of the registered agent of the Corporation in the State of Delaware at such address is National Registered Agents, Inc.

THIRD. The nature of the business and the purposes to be conducted and promoted by the Corporation are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, as designated by the Board of Directors of the Corporation.

FOURTH. EXISTENCE. The Corporation is to have perpetual existence.

FIFTH. CAPITAL STRUCTURE.

Section 1. AUTHORIZED CAPITAL. The aggregate number of shares and the amount of the total authorized capital of this Corporation shall consist of 100,000,000 shares, of which 80,000,000 shall be common stock, $.001 par value, and 20,000,000 shall be preferred stock, $.001 par value.

Section 2. SHARE STATUS. All common shares will be equal to each other, and when issued, shall be fully paid and nonassessable, and the private property of shareholders shall not be liable for corporate debts. Preferred shares shall have such preferences and voting rights as the Directors may assign to them prior to issuance. Each holder of a common share of record shall have one vote for each share of stock outstanding in his or her name on the books of the Corporation and shall be entitled to vote said stock. Each holder of a preferred share of record shall have one vote for each share of stock outstanding in his name on the books of the Corporation, if such voting right was assigned by the Board of Directors upon issuance.

Section 3. CONSIDERATION FOR SHARES. The stock of the Corporation shall be issued for such consideration as shall be fixed from time to time by the Board of Directors. In the absence of fraud, the judgment of the Directors as to the value of any property or services received in full or partial payment for shares shall be conclusive. When shares are issued upon payment of the consideration fixed by the Board of Directors, such shares shall be taken to be fully paid stock and shall be nonassessable.

Section 4. PRE-EMPTIVE RIGHTS. Except as may otherwise be provided by the Board of Directors, holders of shares of stock of the Corporation shall have no pre-emptive right to purchase, subscribe for or otherwise acquire shares of stock of the Corporation, rights, warrants or options to purchase stocks or securities of any kind convertible into stock of the Corporation.

Section 5. DIVIDENDS. Dividends in cash, property or shares of the Corporation may be paid, as and when declared by the Board of Directors, out of funds of the Corporation to the extent and in the manner permitted by law.

Section 6. DISTRIBUTION IN LIQUIDATION. Upon any liquidation, dissolution or winding up of the Corporation, and after paying or adequately providing for the payment of all its obligations, the remainder of the assets of the Corporation shall be distributed, either in cash or in kind, pro rata to the holders of the common stock, subject to preferences, if any, granted to holders of the preferred shares. The Board of Directors may, from time to time, distribute to the shareholders in partial liquidation from stated capital of the Corporation, in cash or property, without the vote of the shareholders, in the manner permitted and upon compliance with limitations imposed by law.

Section 7. NO ASSESSMENT. The capital stock, after the amount of the subscription price, or par value, has been paid in, shall not be subject to assessment to pay the debts of the Corporation or any other purpose.

SIXTH. POWERS OF THE CORPORATION. In furtherance and not in limitation of the powers granted by the State of Delaware, the Corporation shall have the following specific powers:

Section 1. OFFICERS. The Corporation shall have the power to elect or appoint officers and agents of the Corporation and to fix their compensation.

Section 2. CAPACITY. The Corporation shall have the power to act as an agent for any individual, association, partnership, corporation or other legal entity, and to act as general partner for any limited partnership.

Section 3. ACQUISITIONS. The Corporation shall have the power to receive, acquire, hold, exercise rights arising out of the ownership or possession thereof, sell, or otherwise dispose of, shares or other interests in, or obligations of, individuals, associations, partnerships, corporations or governments.

Section 4. GIFTS. The Corporation shall have the power to make gifts or contributions for the public welfare or for charitable, scientific or educational purposes.

Section 5. RIGHT TO AMEND OR RESTATE ARTICLES. The right is expressly reserved to amend, restate, alter, change, or repeal any provision or provisions contained in this Certificate of Incorporation or any Article herein by a majority vote of the members of the Board of Directors and a majority vote of the shareholders of the Corporation in accordance with the Delaware General Corporation Law.

SEVENTH. VOTING BY SHAREHOLDERS.


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

Section 1. VOTING RIGHTS; CUMULATIVE VOTING. Each outstanding share of common stock is entitled to one vote and each fractional share of common stock is entitled to a corresponding fractional vote on each matter submitted to a vote of shareholders. Preferred shares are to have the same voting rights as common shares if so designated by the Board of Directors upon issuance. Cumulative voting shall be applicable to all elections of Directors, such that each holder of capital stock of the Corporation entitled to vote at an election of Directors, or of any class or classes or of a series or several series thereof, shall be entitled to as many votes as shall equal the number of votes which such holder, but for the provision of cumulative voting, would be entitled to cast for the election of Directors multiplied by the number of Directors to be elected, and that such holder may cast all of such votes for a single Director or may distribute that number to be voted for any 2 or more of them as such holder may see fit.

Section 2. MAJORITY VOTE. Except as otherwise provided herein or provided by the Delaware General Corporation Law, with respect to any action to be taken by the shareholders of the Corporation, any and every such action shall be taken by the vote or concurrence of the holders of a majority of the outstanding shares entitled to vote thereon.

EIGHTH. BOARD OF DIRECTORS. The governing board of this Corporation shall be known as directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the Bylaws of this Corporation, providing that the number of directors shall not be more than seven
(7) or reduced to fewer than one (1).

         In furtherance and not in limitation of the powers conferred by the State of Delaware, the Board of Directors is expressly authorized and empowered:

Section 1. BYLAWS. To make, alter, amend and repeal the Bylaws, subject to the power of the shareholders to alter or repeal the Bylaws made by the Board of Directors.

Section 2. BOOKS AND RECORDS. Subject to the applicable provisions of the Bylaws then in effect, to determine, from time to time, whether and to what extent, and at what times and places, and under what conditions and regulations, the accounts and books of the Corporation or any of them, shall be open to shareholder inspection. No shareholder shall have any right to inspect any of the accounts, books, or documents of the Corporation, except as permitted by law, unless and until authorized to do so by resolution of the Board of Directors or of the shareholders of the Corporation.

Section 3. POWER TO BORROW. To authorize and issue, without shareholder consent, obligations of the Corporation, secured and unsecured, under such terms and conditions as the Board, in its sole discretion, may determine, and to pledge, or mortgage, as security therefor, any real or personal property of the Corporation, including after-acquired property.

Section 4. DIVIDENDS. To determine whether any and, if so, what part, of the earned surplus of the Corporation shall be paid in dividends to the shareholders, and to direct and determine other use and disposition of any such earned surplus.


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

Section 5. PROFITS. To fix, from time to time, the amount of the profits of the Corporation to be reserved as working capital or for any other lawful purposes.

Section 6. EMPLOYEES' PLANS. From time to time to provide and carry out and to recall, abolish, revise, amend, alter, or change a plan or plans for the participation by all or any of the employees, including Directors and officers of this Corporation or of any corporation in which or in the welfare of which the Corporation has any interest, and those actively engaged in the conduct of this Corporation's business, in the profits of this Corporation or of any branch or division thereof, as a part of this Corporation' s legitimate expenses, and for the furnishing to such employees and persons, or any of them, at this Corporation's expense, of medical services, insurance against accident, sickness, or death, pensions during old age, disability, or unemployment, education, housing, social services, recreation or other similar aids for their relief or general welfare, in such manner and upon such terms and conditions as may be determined by the Board of Directors.

Section 7. WARRANTS AND OPTIONS. The Corporation, by resolution or resolutions of its Board of Directors, shall have power to create and issue, whether or not in connection with the issue and sale of any shares of any other securities of the Corporation, warrants, rights, or options entitling the holders thereof to purchase from the Corporation any shares of any class or classes of any other securities of the Corporation, such warrants, rights or options to be evidenced by or in such instrument or instruments as shall be approved by the Board of Directors. The terms upon which, the time or times (which may be limited or unlimited in duration), and the price or prices (not less than the minimum amount prescribed by law, if any) at which any such warrants, rights, or options may be issued and any such shares or other securities may be purchased from the Corporation upon the exercise of such warrant, right, or option shall be such as shall be fixed and stated in the resolution or resolutions of the Board of Directors providing for the creation and issue of such warrants, rights or options. The Board of Directors is hereby authorized to create and issue any such warrants, rights or options from time to time for such consideration, and to such persons, firms, or corporations, as the Board of Directors may determine.

Section 8. COMPENSATION. To provide for the reasonable compensation of its own members, and to fix the terms and conditions upon which such compensation will be paid.

Section 9. NOT IN LIMITATION. In addition to the powers and authority hereinabove, or by statute expressly conferred upon it, the Board of Directors may exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the laws of the State of Delaware, of this Certificate of Incorporation and of the Bylaws of the Corporation.

Section 10. RIGHT OF DIRECTORS TO CONTRACT WITH CORPORATION. No contract or other transaction between this Corporation and one or more of its Directors or any other corporation, firm, association, or entity in which one or more of its Directors are directors or officers or are financially interested shall be either void or voidable solely because of such relationship or interest or solely because such directors are present at the meeting of


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

the Board of Directors or a committee thereof which authorizes, approves, or ratifies such contract or transaction or solely because their votes are counted for such purpose if:

         A. The fact of such relationship or interest is disclosed or known to the Board of Directors or committee which authorizes, approves, or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes of consents of such interested Directors; or

         B. The fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve, or ratify such contract or transaction by vote or written consent; or

         C. The contract or transaction is fair and reasonable to the Corporation.

Section 11. CORPORATE OPPORTUNITY. The officers, Directors and other members of management of this Corporation shall be subject to the doctrine of "corporate opportunities" only insofar as it applies to business opportunities in which this Corporation has expressed an interest as determined from time to time by this Corporation's Board of Directors as evidenced by resolutions appearing in the Corporation's minutes. Once such areas of interest are delineated, all such business opportunities within such areas of interest which come to the attention of the officers, Directors and other members of management of this Corporation shall be disclosed promptly to this Corporation and made available to it. The Board of Directors may reject any business opportunity presented to it and thereafter any officer, Director or other member of management may avail himself of such opportunity. Until such time as this Corporation, through its Board of Directors, has designated an area of interest, the officers, Directors and other members of management of this Corporation shall be free to engage in such areas of interest on their own and this doctrine shall not limit the right of any officer, Director or other member of management of this Corporation to continue a business existing prior to the time that such area of interest is designated by the Corporation. This provision shall not be construed to release any employee of this Corporation (other than an officer, Director or member of management) from any duties which he or she may have to this Corporation.

Section 12. INITIAL BOARD OF DIRECTORS. The initial Board of Directors shall be comprised of six (6) directors, whose names and addresses are as follows:

         James Arkoosh
         Sam Belzberg
         Peter Norris
         Peter Klein
         Geoffrey Jenkins
         Kim Campbell

         ADDRESS

         The business address for each of the initial directors is: c/o Diomed Holdings, Inc., One Dundee Park, Andover, MA 01810.


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

NINTH. ELIMINATION OF PERSONAL LIABILITY. The personal liability of the Directors of the Corporation is hereby eliminated to the fullest extent permitted by Section 102(b)(7) of the General Corporation Law of the State of Delaware, as the same may be amended or supplemented.

TENTH. INDEMNIFICATION.

Section 1. RIGHT TO INDEMNIFICATION. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved (including involvement as a witness) in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a Director or officer of the Corporation or, while a Director or officer of the Corporation, is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a Director or officer or in any other capacity while servicing as a Director or officer, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including Attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of the indemnitee's heirs, executors and administrators; provided, however, that, except as provided in paragraph (b) hereof with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) as authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in connection with any such proceeding in advance of its final disposition (hereinafter an "Advancement of Expenses"); provided, however, that, if and to the extent that the General Corporation Law of the State of Delaware requires, an advancement of expenses incurred by an indemnitee in his or her capacity in which service was or is rendered by such indemnitee, including without limitation, service to an employee benefit plan, shall be made only upon delivery to the Corporation of an undertaking (hereinafter an "Undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "Final Adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise.

         Section 2. RIGHT OF INDEMNITEE TO FILE SUIT. If a claim for indemnification (including the Advancement of Expenses) under paragraph (a) of this Section is not paid in full by the Corporation within thirty (30) days after a written claim has been received by the Corporation, except in the case of a claim for an Advancement of Expenses, in which case the applicable period shall be twenty (20) days, the indemnitee may at any time, thereafter, bring an action against the Corporation to recover the unpaid amount of


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

such claim. If successful in whole or in part in any such action, or in an action brought by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such action. In any action brought by the indemnitee to enforce a right to indemnification hereunder (but not in an action brought by the indemnitee to enforce a right to an Advancement of Expenses) it shall be a defense that the indemnitee has not met the applicable standard of conduct set forth in the General Corporation Law of the State of Delaware. In any action by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the Corporation shall be entitled to recover such expenses upon a Final Adjudication that the indemnitee has not met the applicable standard of conduct set forth in the General Corporation Law of the State of Delaware. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the General Corporation Law of the State of Delaware, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such an action brought by the indemnitee to enforce a right to indemnification or to an Advancement of Expenses hereunder, or by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the burden of providing that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Section or otherwise shall be on the Corporation.

         Section 3. SERVICE FOR SUBSIDIARIES. Any person serving as a Director, officer, employee or agent of another corporation, partnership, joint venture or other enterprise, at least fifty percent (50%) of whose equity interests are owned by the Corporation (hereinafter a "Subsidiary"), shall be conclusively presumed to be serving in such capacity at the request of the Corporation.

Section 4 RELIANCE. Persons who after the date of the adoption of this provision become or remain Directors or officers of the Corporation or who, while a Director or officer of the Corporation, become or remain a Director, officer, employee or agent of a Subsidiary shall be conclusively presumed to have relied on the rights to indemnity and Advancement of Expenses contained in this Article NINTH in entering into or continuing such service. The rights to indemnification and to the Advancement of Expenses conferred in this Section shall apply to claims made against in indemnitee arising out of acts or omissions which occurred or occur both prior and subsequent to the adoption hereof.

Section 5. NON-EXCLUSIVITY OF RIGHTS. The rights to indemnification and to the Advancement of Expenses conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under this Certificate of Incorporation or under any statute, bylaw, agreement, vote of stockholders or disinterested Directors or otherwise.

Section 6. INSURANCE. The Corporation may maintain insurance, at its expense, to protect itself and any Director, officer, employee or agent of the Corporation or another


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corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

Section 7. INDEMNIFICATION OF EMPLOYEES AND AGENTS OF THE CORPORATION. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant right to indemnification and to the Advancement of Expenses, to any employee or agent of the Corporation to the fullest extent of the provisions of this Section with respect to the indemnification and Advancement of Expenses of Directors and officers of the Corporation.

Section 8. INDEMNIFICATION NOT EXCLUSIVE. The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those indemnified may be entitled under this Certificate of Incorporation, and the Bylaws, agreement, vote of shareholders or disinterested directors or otherwise, and any procedure provided for by any of the foregoing, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of heirs, executors and administrators of such a person.

ELEVENTH. The name and street address of the Incorporator signing the Certificate of Incorporation is as follows:

NAME:                                       ADDRESS:

Patrick G. Zabatta                          c/o McGuireWoods LLP
                                            9 West 57th Street, Suite 1620
                                            New York, NY  10019

IN WITNESS WHEREOF, the undersigned Incorporator has set his hand this 18th day of April 2002.

/s/ PATRICK G. ZABATTA
---------------------------------
(Signature)


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